UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CommScope Holding Company, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 6, 2016. The matters that were voted upon at the 2016 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

At the Meeting, the stockholders elected four Class III directors, each for a term expiring at the Company’s 2019 Annual Meeting of Stockholders, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016. The stockholders also approved limits on non-employee director compensation and material terms of the performance goals included in the Company’s Amended and Restated 2013 Long-Term Incentive Plan. In addition, stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for 2015.

(1)	Election of Class III Directors:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Austin A. Adams	166,507,290	947,067	3,730,038
Marvin S. Edwards, Jr.	165,833,507	1,620,850	3,730,038
Claudius E. Watts IV	162,442,307	5,012,050	3,730,038
Timothy T. Yates	166,507,674	948,683	3,730,038

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(2) Advisory (non-binding) approval of the compensation of the Company’s named executive officers:	166,610,528	828,941	14,888	3,730,038

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(2) Approval of limits on non-employee director compensation and material terms of the performance goals included in the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan:	148,972,197	18,460,886	21,273	3,730,039

	Votes For	Votes Against	Abstentions
(3) Ratification of Independent Registered Public Accounting Firm for 2016:	171,171,199	11,343	1,853

On May 6, 2016, the Company issued a press release announcing the results of the Meeting. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	EXHIBITS

10.1	CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan.

99.1	Press Release of CommScope Holding Company, Inc. dated May 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2016

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Item

10.1	CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan.

99.1	Press Release of CommScope Holding Company, Inc. dated May 6, 2016.